Exhibit 99.1

Jabil Posts Second Quarter Results
Raises Fiscal 2026 Outlook
ST. PETERSBURG, Fla. – March 18, 2026 – Today, Jabil Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its second quarter of fiscal year 2026.
Second Quarter of Fiscal Year 2026 Highlights:

•Net revenue: $8.3 billion
•U.S. GAAP operating income: $374 million
•U.S. GAAP diluted earnings per share: $2.08
•Core operating income (Non-GAAP): $436 million
•Core diluted earnings per share (Non-GAAP): $2.69
“Jabil delivered a very strong second quarter, with results ahead of our expectations across revenue, core operating margin, and core EPS,” said CEO Mike Dastoor. “Our better-than-expected performance in the quarter was broad-based, reflecting the strength of our diversified portfolio and was led by continued momentum in Intelligent Infrastructure, where demand remains robust across cloud and data center infrastructure, networking and communications, and capital equipment. We also saw encouraging improvement in Regulated Industries, with automotive and renewables performing better than we anticipated earlier in the year.”
“Given the strength of our second-quarter results and increasing confidence in the back half of the year, we are raising our fiscal 2026 outlook for revenue and core EPS. As we move ahead, we remain focused on profitable growth, disciplined execution, margin expansion, strong cash generation, and delivering long-term value for our shareholders,” he added.
Third Quarter of Fiscal Year 2026 Outlook:

•Net revenue	$8.1 billion to $8.9 billion
•U.S. GAAP operating income	$398 million to $458 million
•U.S. GAAP diluted earnings per share	$2.36 to $2.76 per diluted share
•Core operating income (Non-GAAP)(1)	$452 million to $512 million
•Core diluted earnings per share (Non-GAAP)(1)	$2.83 to $3.23 per diluted share

(1)Core operating income and core diluted earnings per share exclude anticipated adjustments of $24 million for amortization of intangibles (or $0.20 per diluted share) and $24 million for stock-based compensation expense and related charges (or $0.22 per diluted share) and $6 million (or $0.05 per diluted share) for restructuring, severance and related charges.
Fiscal Year 2026 Outlook:

•Net revenue	$34 billion
•Core operating margin (Non-GAAP)	5.7%
•Core diluted earnings per share (Non-GAAP)	$12.25 per diluted share
•Adjusted free cash flow (Non-GAAP)	$1.3+ billion

(Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income less amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, business interruption and impairment charges, net, (gain) loss from the divestiture of businesses, acquisition and divestiture related charges, plus other components of net periodic benefit cost. Jabil defines core earnings as core operating income, less loss on debt extinguishment, loss (gain) on securities, other components of net periodic benefit cost, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil defines adjusted free cash flow as net cash provided by (used in) operating activities less net capital expenditures (acquisition of property, plant and equipment less proceeds and advances from sale of property, plant and equipment). Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flow to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and free cash flow from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share and additional information in the supplemental information.)
Forward Looking Statements: This release contains forward-looking statements, including those regarding our anticipated financial results for our second quarter of fiscal year 2026 and our guidance for future financial performance in our third quarter of fiscal year 2026 (including, net revenue, U.S. GAAP operating income, U.S. GAAP diluted earnings per share, core operating income (Non-GAAP), core diluted earnings per share (Non-GAAP) results and the components thereof, including but not limited to amortization of intangibles, stock-based compensation expense and related charges and restructuring, severance and related charges); and our full year 2026 (including net revenue, core operating margin (Non-GAAP), core diluted earnings per share (Non-GAAP), the components thereof and adjusted free cash flow (Non-GAAP)). The statements in this release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Such factors include, but are not limited to: our determination as we finalize our financial results for our second quarter of fiscal year 2026 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; scheduling production, managing growth and capital expenditures and maximizing the efficiency of our manufacturing capacity effectively; managing rapid declines or increases in customer demand and other related customer challenges that may occur; our dependence on a limited number of customers; our ability to purchase components efficiently and reliance on a limited number of suppliers for critical components; risks arising from relationships with emerging companies; changes in technology and competition in our industry; our ability to introduce new business models or programs requiring implementation of new competencies; competition; transportation issues; our ability to maintain our engineering, technological and manufacturing expertise; retaining key personnel; risks associated with international sales and operations, including geopolitical uncertainties; energy price increases or shortages; our ability to achieve expected profitability from acquisitions; risk arising from our restructuring activities; issues involving our information systems, including security issues; regulatory risks (including the expense of complying, or failing to comply, with applicable regulations; risk arising from design or manufacturing defects; risk arising from compliance, or failure to comply, with environmental, health and safety laws or regulations; risk arising from litigation; and intellectual property risk); financial risks (including customers or suppliers who become financially troubled; turmoil in financial markets; tax risks; credit rating risks; risks of exposure to debt; currency fluctuations; and asset impairment); changes in financial accounting standards or policies; risk of natural disaster, climate change or other global events; and risks arising from expectations relating to environmental, social and governance considerations. Additional factors that could cause such differences can be found in our Annual Report on Form 10-K for the fiscal year ended August 31, 2025 and our other filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements.
Supplemental Information Regarding Non-GAAP Financial Measures: Jabil provides supplemental, non-GAAP financial measures in this release to facilitate evaluation of Jabil’s core operating performance. These non-GAAP measures exclude certain amounts that are included in the most directly comparable U.S. GAAP measures, do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes these “core” financial measures are useful measures that facilitate evaluation of the past and future performance of Jabil’s ongoing operations on a comparable basis.
Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flows to provide investors an additional method for assessing operating income, earnings, earnings per share and free cash flow from what it believes are its core manufacturing operations. Among other uses, management uses non-GAAP financial measures to make operating decisions, assess business performance and as a factor in determining certain employee performance when determining incentive compensation.

The Company determines an annual normalized tax rate (“normalized core tax rate”) for the computation of the non-GAAP (core) income tax provision to provide better consistency across reporting periods. In estimating the normalized core tax rate annually, the Company utilizes a full-year financial projection of core earnings that considers the mix of earnings across tax jurisdictions, existing tax positions, and other significant tax matters. The Company may adjust the normalized core tax rate during the year for material impacts from new tax legislation or material changes to the Company’s operations.
Detailed definitions of certain of the core financial measures are included above under “Definitions” and a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures is included under the heading “Supplemental Data” at the end of this release.

Meeting and Replay Information: Jabil will hold a conference call today at 8:30 a.m. ET to discuss its earnings for the second quarter of fiscal year 2026. To access the live audio webcast and view the accompanying slide presentation, visit the Investor Relations section of Jabil’s website, located at https://investors.jabil.com. An archived replay of the webcast will also be available after completion of the call.

About Jabil: At Jabil (NYSE: JBL), we are proud to be a trusted partner for the world’s top brands, offering comprehensive engineering, supply chain, and manufacturing solutions. With 60 years of experience across industries and a vast network of over 100 sites worldwide, Jabil combines global reach with local expertise to deliver both scalable and customized solutions. Our commitment extends beyond business success as we strive to build sustainable processes that minimize environmental impact and foster vibrant and diverse communities around the globe. Discover more at www.jabil.com.

Investor Contact
Adam Berry
Senior Vice President, Investor Relations and Corporate Affairs
adam_berry@jabil.com

Media Contact
Timur Aydin
Senior Director, Enterprise Marketing and Communications
publicrelations@jabil.com

JABIL INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	February 28, 2026
	(unaudited)	August 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$1,830	$1,933
Accounts receivable, net	4,390	4,039
Contract assets	1,270	1,057
Inventories, net	4,972	4,681
Prepaid expenses and other current assets	2,547	2,010
Total current assets	15,009	13,720
Property, plant and equipment, net	2,840	2,847
Operating lease right-of-use assets	487	462
Goodwill and intangible assets, net	1,877	1,114
Deferred income taxes	147	141
Other assets	268	259
Total assets	$20,628	$18,543
LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable and long-term debt	$500	$499
Accounts payable	8,517	7,937
Accrued expenses	5,695	5,185
Current operating lease liabilities	99	93
Total current liabilities	14,811	13,714
Notes payable and long-term debt, less current installments	3,376	2,386
Other liabilities	405	345
Non-current operating lease liabilities	414	388
Income tax liabilities	131	113
Deferred income taxes	142	80
Total liabilities	19,279	17,026
Commitments and contingencies
Equity:
Jabil Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	3,149	3,047
Retained earnings	6,733	6,382
Accumulated other comprehensive loss	—	(17)
Treasury stock, at cost	(8,538)	(7,899)
Total Jabil Inc. stockholders’ equity	1,344	1,513
Noncontrolling interests	5	4
Total equity	1,349	1,517
Total liabilities and equity	$20,628	$18,543

JABIL INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except for per share data)
(Unaudited)

	Three months ended		Six months ended
	February 28, 2026	February 28, 2025	February 28, 2026	February 28, 2025
Net revenue	$8,282	$6,728	$16,587	$13,722
Cost of revenue	7,536	6,152	15,099	12,540
Gross profit	746	576	1,488	1,182
Operating expenses:
Selling, general and administrative	329	256	673	561
Research and development	7	7	14	15
Amortization of intangibles	23	15	42	28
Restructuring, severance and related charges	5	45	81	128
Loss from the divestiture of businesses	2	—	—	—
Acquisition and divestiture related charges	6	8	21	8
Operating income	374	245	657	442
Interest and other, net	74	61	137	119
Income before income tax	300	184	520	323
Income tax expense	78	67	152	106
Net income	222	117	368	217
Net loss attributable to noncontrolling interests, net of tax	(1)	—	(1)	—
Net income attributable to Jabil Inc.	$223	$117	$369	$217
Earnings per share attributable to the stockholders of Jabil Inc.:
Basic	$2.10	$1.07	$3.46	$1.95
Diluted	$2.08	$1.06	$3.43	$1.93
Weighted average shares outstanding:
Basic	106.0	110.0	106.5	111.3
Diluted	106.9	111.1	107.6	112.6

JABIL INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)

	Six months ended
	February 28, 2026	February 28, 2025
Cash flows provided by operating activities:
Net income	$368	$217
Depreciation, amortization, and other, net	449	373
Change in operating assets and liabilities, exclusive of net assets acquired	(83)	56
Net cash provided by operating activities	734	646
Cash flows used in investing activities:
Acquisition of property, plant and equipment	(198)	(213)
Proceeds and advances from sale of property, plant and equipment	96	54
Cash paid for business and intangible asset acquisitions, net of cash	(848)	(361)
Other, net	(13)	17
Net cash used in investing activities	(963)	(503)
Cash flows provided by (used in) financing activities:
Borrowings under debt agreements	1,678	334
Payments toward debt agreements	(897)	(414)
Payments to acquire treasury stock	(600)	(636)
Dividends paid to stockholders	(18)	(19)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	39	33
Treasury stock minimum tax withholding related to vesting of restricted stock	(65)	(41)
Other, net	(17)	(3)
Net cash provided by (used in) financing activities	120	(746)
Effect of exchange rate changes on cash and cash equivalents	6	(6)
Net decrease in cash and cash equivalents	(103)	(609)
Cash and cash equivalents at beginning of period	1,933	2,201
Cash and cash equivalents at end of period	$1,830	$1,592

JABIL INC. AND SUBSIDIARIES
SUPPLEMENTAL DATA
RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES
(in millions, except for per share data)
(Unaudited)

	Three months ended		Six months ended
	February 28, 2026	February 28, 2025	February 28, 2026	February 28, 2025
Operating income (U.S. GAAP)	$374	$245	$657	$442
Amortization of intangibles	23	15	42	28
Stock-based compensation expense and related charges	27	21	90	65
Restructuring, severance and related charges(1)	5	45	81	128
Net periodic benefit (credit) cost	(1)	—	(1)	1
Business interruption and impairment charges, net(2)	—	—	—	9
Loss from the divestiture of businesses	2	—	—	—
Acquisition and divestiture related charges(3)	6	8	21	8
Adjustments to operating income	62	89	233	239
Core operating income (Non-GAAP)	$436	$334	$890	$681
Net income attributable to Jabil Inc. (U.S. GAAP)	$223	$117	$369	$217
Adjustments to operating income	62	89	233	239
Net periodic benefit credit (cost)	1	—	1	(1)
Adjustments for taxes	2	9	(6)	(12)
Core earnings (Non-GAAP)	$288	$215	$597	$443
Diluted earnings per share (U.S. GAAP)	$2.08	$1.06	$3.43	$1.93
Diluted core earnings per share (Non-GAAP)	$2.69	$1.94	$5.55	$3.94
Diluted weighted average shares outstanding (U.S. GAAP and Non-GAAP)	106.9	111.1	107.6	112.6

(1)Charges recorded during the three months and six months ended February 28, 2026, relate to targeted restructuring activities to optimize our cost structure and improve operational efficiencies. Charges recorded during the three months and six months ended February 28, 2025, primarily related to the 2025 Restructuring Plan.
(2)Charges recorded during the six months ended February 28, 2025, related primarily to costs associated with damage from Hurricanes Helene and Milton, which impacted our operations in St. Petersburg, Florida and Asheville and Hendersonville, North Carolina.
(3)Charges recorded during the three months and six months ended February 28, 2026, include $11 million and $8 million, respectively, of gains on forward foreign exchange contracts in connection with the acquisition of Hanley Energy Group.

JABIL INC. AND SUBSIDIARIES
SUPPLEMENTAL DATA
ADJUSTED FREE CASH FLOW
(in millions)
(Unaudited)

	Six months ended
	February 28, 2026	February 28, 2025
Net cash provided by operating activities (U.S. GAAP)	$734	$646
Acquisition of property, plant and equipment (“PP&E”)	(198)	(213)
Proceeds and advances from sale of PP&E	96	54
Adjusted free cash flow (Non-GAAP)	$632	$487